Exhibit 10.7

EXECUTION VERSION

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (as same may be further amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of March 17, 2010 and amended and restated as of September 21, 2012, is entered into by and among Unigene Laboratories, Inc., a Delaware corporation (the “Company”), and the lender(s) listed on the Schedule of Buyers attached hereto (each, a “Buyer” and, collectively, the “Buyers”).

WHEREAS:

A.           In connection with the execution of that certain Financing Agreement, dated as of September 30, 2008, by and among the Company, Victory Park Management, LLC, as administrative agent and collateral agent (the “Agent”), and the lenders named therein (the “Original Financing Agreement”), the Company and such lenders entered into that certain Registration Rights Agreement, dated as of September 30, 2008, by and between the Company and such lenders (the “Original Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

B.           In connection with the amendment and restatement of the Original Financing Agreement pursuant to that certain Amended and Restated Financing Agreement, dated as of March 16, 2010, by and among the Company, the Agent and the Buyers (as same may be amended, restated, supplemented or otherwise modified from time to time, including by the First Amendment (as defined below), the “Financing Agreement”), the parties amended and restated in its entirety the Original Registration Rights Agreement by entering into that certain Amended and Restated Registration Rights Agreement, dated as of March 17, 2010, by and among the Company and the Buyers (the “Amended and Restated Registration Rights Agreement”).

C.           In connection with the amendment of the Financing Agreement pursuant to that certain Forbearance Agreement and First Amendment to Amended and Restated Financing Agreement, dated as of September 21, 2012, by and among the Company, the Agent and the Buyers (the “First Amendment”), the parties have agreed, and now desire, to amend and restate in its entirety the Amended and Restated Registration Rights Agreement.

D.           This Agreement constitutes a Transaction Document.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.           DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a)           “Additional Mandatory Registration Effectiveness Deadline” means the date that is the earlier of (i) the date that is ninety (90) days after the applicable Additional Mandatory Registration Filing Deadline and (ii) the fifth (5th) Business Day after the Company is notified by the SEC that the applicable Registration Statement will not be reviewed or is no longer subject to review and comment (i.e., all outstanding comments thereon have been resolved to the satisfaction of the SEC staff).

(b)           “Additional Mandatory Registration Filing Deadline” means each of (i) the tenth (10th) Business Day after the date of Stockholder Approval, (ii) the tenth (10th) Business Day after the date of the First Amendment Stockholder Approval, (iii) the tenth (10th) Business Day after any issuance of any Notes pursuant to Section 3(b) of the First Amendment in an aggregate principal amount, when combined with the aggregate principal amount of any Notes previously issued pursuant to Section 3(b) of the First Amendment and as to which the Registrable Securities issuable upon conversion thereof are not then registered pursuant to Section 2 of this Agreement, in excess of $1,000,000, and (iv) in the event any Registration Statement filed pursuant to Section 2 of this Agreement does not include any Registrable Securities because such Registrable Securities do not constitute Permitted Registrable Securities (any Registrable Securities so excluded being referred to as “Cutback Securities”), the tenth (10th) Business Day after the earliest date that the Company is permitted by the SEC to file a Registration Statement including any of such Cutback Securities.

(c)           “Conversion Commencement Date” means March 17, 2011.

(d)            “Effective Date” means the date that a Registration Statement is first declared effective by the SEC.

(e)           “Effectiveness Deadline” means the Initial Effectiveness Deadline, the Subsequent Registration Effectiveness Deadline, an Additional Mandatory Registration Effectiveness Deadline or a Maintenance Mandatory Effectiveness Deadline, as applicable.

(f)            “Filing Deadline” means the Initial Filing Deadline, the Subsequent Registration Filing Deadline, an Additional Mandatory Registration Filing Deadline or a Maintenance Mandatory Filing Deadline, as applicable.

(g)           “Initial Effectiveness Deadline” means the earlier of (i) the date that is one hundred twenty (120) days after the First Restated Closing Date and (ii) the fifth (5th) Business Day after the Company is notified by the SEC that the Initial Registration Statement will not be reviewed or is no longer subject to further review and comment (i.e., all outstanding comments thereon have been resolved to the satisfaction of the SEC staff).

(h)           “Initial Filing Deadline” means the date that is sixty (60) days after the First Restated Closing Date.

(i)           “Initial Registrable Securities” means all of the Registrable Securities held by Investors as of the date of this Agreement after giving effect to the consummation of the transactions contemplated by the Financing Agreement, including the issuance of the Notes (which includes the Shares, the Exchange Shares and the Conversion Shares).

(j)            “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act pursuant to Section 2(a) hereof covering the Initial Registrable Securities.

(k)           “Investor” means a Buyer, any permitted transferee of the shares of Common Stock to whom a Buyer assigns its rights under this Agreement in accordance with the provisions of this Agreement (including Section 12) and who agrees to become bound by the provisions of this Agreement in accordance with Section 12 and any permitted transferee thereof to whom a transferee of the shares of Common Stock assigns its rights under this Agreement in accordance with the provisions of this Agreement (including Section 12) and who agrees to become bound by the provisions of this Agreement in accordance with Section 12.

(l)           “Permitted Registrable Shares” means a number of Registrable Securities equal to the lesser of (i) (A) in the case of the Initial Registration Statement,  the number of Initial Registrable Securities, (B) in the case of any other Registration Statement to be filed pursuant to Section 2, the number of Registrable Securities not then covered by an effective Registration Statement for resales pursuant to Rule 415, and (C) in the case of a Proposed Registration, the number of Registrable Securities requested to be included in the Registration Statement for the Proposed Registration, and (ii) the maximum number of Registrable Securities the Company is permitted to include in such Registration Statement by the SEC, provided, that the Company shall have used diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities required or requested to be included in the Registration Statement, in accordance with applicable SEC guidance.

(m)           “Principal Market” has the meaning set forth in the Financing Agreement.

(n)           “register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(o)           “Registrable Securities” means (i) any shares of Common Stock held by an Investor, whether on the date of this Agreement or thereafter, or issuable upon exercise, exchange or conversion of any other securities held by an Investor, whether on the date of this Agreement or thereafter (including the Shares, the Exchange Shares and the Conversion Shares), and (ii) any shares of Capital Stock issued or issuable in exchange for or with respect to the foregoing shares of Common Stock as a result of any stock split, stock dividend, recapitalization, exchange, adjustment or similar event or otherwise; provided, however, that (I) prior to the Stockholder Approval and the Filing, only 35,268,905 Conversion Shares shall constitute Registrable Securities, (II) on and after the Subsequent Closing Date and prior to the First Amendment Stockholder Approval and the Second Filing, only such number of Conversion Shares as shall equal the number of shares of Common Stock that the Company is then required to reserve and keep available for conversions under the Notes pursuant to clause (c) of Section 8.31 of the First Amendment shall constitute Registrable Securities, and (III) any Registrable Securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (B) such securities are sold in accordance with Rule 144 or (C) all of such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition thereunder.

(p)           “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

(q)           “Required Holders” means the holders of at least seventy percent (70%) of the Registrable Securities.

(r)           “Rule 144” means Rule 144 under the 1933 Act or any successor rule.

(s)           “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(t)           “SEC” means the United States Securities and Exchange Commission.

(u)           “Shares” has the meaning set forth in the Financing Agreement.

(v)           “Subsequent Registration Effectiveness Deadline” means the earlier of (i) the date that is one hundred twenty (120) days after the Subsequent Closing Date and (ii) the fifth (5th) Business Day after the Company is notified by the SEC that the Initial Registration Statement will not be reviewed or is no longer subject to further review and comment (i.e., all outstanding comments thereon have been resolved to the satisfaction of the SEC staff).

(w)           “Subsequent Registration Filing Deadline” means the date that is thirty (30) days after the Subsequent Closing Date.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Financing Agreement.

2.           MANDATORY REGISTRATION.

(a)           Initial Mandatory Registration.  The Company shall prepare and, not later than the Initial Filing Deadline, file with the SEC a Registration Statement on Form S-3 (subject to Section 2(e)), covering the resale of all of the Permitted Registrable Shares.  The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline.

(b)           Subsequent Mandatory Registration.  The Company shall prepare and, not later than the Subsequent Registration Filing Deadline, file with the SEC a Registration Statement on Form S-3 (subject to Section 2(e)), covering the resale of all of the Permitted Registrable Shares as of the Trading Day immediately preceding the date such Registration Statement is initially filed with the SEC.  The Company shall use its reasonable best efforts to have such Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Subsequent Registration Effectiveness Deadline.

(c)           Additional Mandatory Registrations.  The Company shall prepare, and, not later than each Additional Filing Deadline, file with the SEC a new Registration Statement on Form S-3 (subject to Section 2(e)) covering the resale of all of the Permitted Registrable Securities as of the Trading Day immediately preceding the date such Registration Statement is initially filed with the SEC.  To the extent the staff of the SEC does not permit any Registrable Securities not then registered for resales pursuant to Rule 415 on an effective Registration Statement hereunder to be registered on any such Registration Statement, the Company shall file additional Registration Statements successively trying to register on each such additional Registration Statement the maximum number of remaining Registrable Securities until all of the Registrable Securities have been registered with the SEC.  The Company shall use its best efforts to have each Registration Statement filed pursuant to this Section 2(c) declared effective by the SEC as soon as practicable, but in no event later than the Additional Mandatory Registration Effectiveness Deadline.

(d)           Allocation of Registrable Securities.  The initial number of Initial Registrable Securities included in the Initial Registration Statement (or any other Registration Statement filed pursuant to this Section 2) and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of such Registrable Securities held by each Investor at the time such Registration Statement or increase thereof is declared effective by the SEC.  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in the Initial Registration Statement (or any other Registration Statement filed pursuant to this Section 2) and which remain allocated to any Person that ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors that are covered by such Registration Statement.  For purposes hereof, the number of Registrable Securities held by an Investor includes all Conversion Shares then issuable upon the conversion of any amounts outstanding under Notes held by such Investor pursuant to the terms thereof, without regard to any limitations on conversion contained therein.  In no event shall the Company include any securities other than Registrable Securities in any Registration Statement filed pursuant to this Section 2 without the prior written consent of the Required Holders.

(e)           Ineligibility for Form S-3. In the event that Form S-3 is not available to the Company for any registration of the resale of the Registrable Securities hereunder, the Company shall (i) register the resale of such Registrable Securities on Form S-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register such Registrable Securities on Form S-3 (by post-effective amendment to the existing Registration Statement or otherwise) as soon as such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering such Registrable Securities has been declared effective by the SEC.

(f)           Maintenance Mandatory Registration.  In the event the number of shares available under any Registration Statement previously filed pursuant to this Section 2 is at any time insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement (as a result of a reduction of the conversion price of the Notes or for any other reason) or an Investor’s allocated portion of such Registrable Securities pursuant to Section 2(d), the Company shall, as soon as practicable, but in any event not later than the later of (i) thirty (30) days after any reduction in the conversion price of the Notes or the Company otherwise becomes aware of the necessity therefor and (ii) the earliest date that the Company is permitted by the SEC to file the new Registration Statement as required hereby (a “Maintenance Mandatory Registration Filing Deadline”), file a new Registration Statement (on the short form available therefor, if applicable), so as to register for resale all of the Permitted Registrable Securities as of the Trading Day immediately preceding the date such Registration Statement is initially filed with the SEC.  The Company shall use its reasonable best efforts to cause such new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event not later than seventy-five (75) days following the filing thereof (a “Maintenance Mandatory Registration Effectiveness Deadline”).  For purposes of the foregoing provision, the number of shares available under any Registration Statements previously filed pursuant to this Section 2 shall be deemed “insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement” if, as of any date of determination, the number of Registrable Securities is greater than the aggregate number of Registrable Securities available for resale under such Registration Statements.

3.           [RESERVED]

4.           PIGGYBACK REGISTRATIONS.

(a)           Each time that the Company proposes for any reason to register any of its Common Stock under the 1933 Act (a “Proposed Registration”), other than pursuant to a registration statement on Form S-4 or Form S-8 (or similar or successor forms), the Company shall promptly give written notice (the “Piggyback Notice”) of such Proposed Registration to each of the Investors (which notice shall be given not less than thirty (30) days prior to the expected effective date of the Company’s registration statement, and in any event within five (5) Business Days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) and shall offer the Investors the right to include any of their Registrable Securities in the Proposed Registration; provided, however, that if the Proposed Registration is for an offering pursuant to Rule 415, the Company shall only be required to include the Permitted Registrable Shares.  No registration pursuant to this Section 4 shall relieve the Company of its obligations to register Registrable Securities pursuant to Section 2 unless all Registrable Securities have been so registered and the related Registration Statement has not been withdrawn and remains effective pursuant to Rule 415 until the expiration of the Registration Period.

(b)           Each Investor shall have twenty (20) days from the date of receipt of the Piggyback Notice to deliver to the Company a written request specifying the number of Registrable Securities such Investor intends to sell and such Investor’s intended method of disposition. Any Investor shall have the right to withdraw such Investor’s request for inclusion of such Investor’s Registrable Securities in any registration statement pursuant to this Section 4 by giving written notice to the Company of such withdrawal. Subject to Sections 4(c) and 4(d) below, the Company shall include in such registration statement all such Registrable Securities so requested to be included therein.

(c)           If the Proposed Registration is for an offering pursuant to Rule 415 and the number of Registrable Securities requested by the Investors to be included therein exceeds the number of Permitted Registrable Shares, the initial number of Registrable Securities included in any Registration Statement in respect of such Proposed Registration and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors holding Registrable Securities on the basis of the number of Registrable Securities owned by such Investors, with further successive pro rata allocations among the Investors if any such Investor has requested the registration of less than all of the Registrable Securities such Investor is entitled to register.  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any shares of Common Stock included in such Registration Statement that remain allocated to any Person that ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors that are covered by such Registration Statement.

(d)           If the Proposed Registration is an underwritten public offering and the managing underwriter or underwriters of the Proposed Registration advises the Company that the total number of Registrable Securities that the Investors and any other Persons intend to include in the offering exceeds the number that can be sold in such offering without being likely to have a material adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such underwritten offering shall include the number of Registrable Securities that such managing underwriter or underwriters advises the Company in writing can be sold without having such material adverse effect, with such number to be allocated (i) first, to the Company, (ii) second, pro rata among the Investors that have requested participation in such underwritten offering and (iii) third, pro rata among any other holders of Common Stock that have requested participation in such underwritten offering. The pro rata allocations for each Investor that has requested participation in such underwritten offering shall be the product of (A) the aggregate number of Registrable Securities proposed to be sold by all Investors in such underwritten offering multiplied by (B) the fraction derived by dividing (x) the number of Registrable Securities then owned by such Investor by (y) the aggregate number of Registrable Securities then owned by all Investors participating in such underwritten offering. All participating Investors shall have the opportunity to share pro rata that portion of such priority allocable to any Investor(s) not so participating.

(e)           If any Proposed Registration is in the form of an underwritten public offering, the Company shall select and obtain a recognized investment bank or investment bankers and manager or managers that will administer the offering; provided, that such investment banker(s) and manager(s) must be approved (which approval shall not be unreasonably withheld) by the Investors holding at least a majority of the Registrable Securities requested to be registered.

5.           EFFECT OF FAILURE TO FILE AND OBTAIN AND MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT.

If (a) a Registration Statement covering all the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (i) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (ii) filed with the SEC but not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) or (b) on any day after the Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 6(r)) pursuant to such Registration Statement (including because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of the Common Stock on the Principal Market or a failure to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”), then, as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall become liable for payment to each holder of Registrable Securities relating to such Registration Statement of an amount in cash equal to two percent (2%) of the aggregate value of such holder’s Registrable Securities required to be included in such Registration Statement (excluding for days prior to the Conversion Commencement Date only, the value of any Conversion Shares included in such Registrable Securities) (such value being determined by multiplying the number of such securities by the greater of (A) the then-current market price of such securities and (B) $0.70) on each of the following dates: (x) the initial day of a Filing Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty (30) days) thereafter until such Filing Failure is cured or until the date two (2) years after the Subsequent Closing Date; (y) the initial day of an Effectiveness Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty (30) days) thereafter until such Effectiveness Failure is cured or until the date two (2) years after the Subsequent Closing Date; and (z) the initial day of a Maintenance Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty (30) days) thereafter until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 5 are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured.  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

6.           RELATED OBLIGATIONS.

Whenever the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2 or Section 4, the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, or the Company is otherwise obligated to file a Registration Statement pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)           The Company shall use its reasonable best efforts to respond to written comments received from the SEC upon a review of the Registration Statement within ten (10) Business Days. The Company shall submit to the SEC, within three (3) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.  Each Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex I (except if otherwise required pursuant to written comments received from the SEC upon review of the Registration Statement).  By 9:30 a.m. (New York time) on the second (2nd) Business Day following the Effective Date with respect to each Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.  The Company shall keep each Registration Statement effective (pursuant to Rule 415, except in the case of an underwritten public offering pursuant to Section 4) at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 without limitation, restriction or condition thereunder, or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  Each Investor shall provide notice to the Company of the occurrence of either of the events described in clauses (i) and (ii) of the immediately preceding sentence with respect to such Investor’s Registrable Securities promptly after the occurrence of such event.  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)           The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus supplements shall be filed pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period (except as provided in Sections 6(g) and 6(r), and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of any amendment or supplement to a Registration Statement or prospectus that is required to be filed pursuant to this Agreement (including pursuant to this Section 6(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendment or supplement with the SEC as expeditiously as practicable on or following the date on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)           Subject to Section 8 hereof, the holders of at least a majority of the Registrable Securities to be registered under a Registration Statement pursuant to this Agreement shall have the right to select one legal counsel to review and oversee any registration pursuant to Section 2 and Section 4 (“Legal Counsel”), which shall be Katten Muchin Rosenman LLP or such other counsel as thereafter designated by the holders of at least a majority of the Registrable Securities to be registered under such Registration Statement. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s and the Investors’ respective obligations under this Agreement.

(d)           The Company shall (A) permit Legal Counsel to review and comment upon (1) a Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects; provided, that the failure of any Investor or Legal Counsel to respond to such proposed documents within three (3) Business Days after receipt thereof shall be deemed confirmation of no objection to same. The Company shall promptly furnish to Legal Counsel, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, shall permit Legal Counsel to review and comment upon the Company’s responses to any such correspondence and shall not submit any such responses in a form to which Legal Counsel reasonably objects; provided, that the failure of Legal Counsel to respond to such responses within two (2) Business Days after receipt thereof shall be deemed confirmation of no objection to same.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 6.

(e)           The Company shall furnish to Legal Counsel and each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, if requested by an Investor and not otherwise available on the EDGAR (or any successor) system, at least one copy of such Registration Statement and any amendments or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(f)           The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or obtain exemptions (including the “manual exemption”) from the registration and qualification requirements of such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(f), (y) subject itself to general taxation in any jurisdiction or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented. The Company shall promptly notify Legal Counsel and each Investor that holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(g)           The Company shall notify Legal Counsel, any underwriter of such registered offering and each Investor in writing (each such notice to Legal Counsel and the Investors, a “Suspension Notice”) of the happening of any of the following events, as promptly as practicable after becoming aware of such event: (i) any request by the SEC or any other federal or state governmental authority, during the period of effectiveness of the Registration Statement for amendments or supplements to such Registration Statement or related prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes to the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading and, in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and, subject to Section 6(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to Legal Counsel, any underwriter of such registered offering and each Investor (or such other number of copies as Legal Counsel, such underwriter or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel, any underwriter of such registered offering and each Investor in writing (x) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail) and (y) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(h)           The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as reasonably practicable consistent with the provisions of Section 6(g) and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(i)           At the reasonable request of any Investor in the context of the securities laws, or in the case of an underwritten offering upon the request of any underwriter, the Company shall furnish to such Investor or underwriter, as the case may be, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Investor or underwriter may reasonably request (i) a “comfort letter,” dated such date, from the Company’s independent registered certified public accountants, in form and substance as is customarily given by independent registered certified public accountants to underwriters in an underwritten public offering, addressed to the Investors and any underwriters (or if such accountants are prohibited by generally accepted auditing standards from issuing a “comfort letter” to an Investor, the Company shall furnish to such Investor an “agreed upon procedures” letter covering the same matters to the greatest extent possible, and otherwise in customary form and substance), and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given to underwriters in an underwritten public offering, addressed to such Investor or underwriter, as the case may be.

(j)           Upon the written request of any Investor, in connection with such Investor’s due diligence requirements, if any, or in the case of an underwritten offering upon the request of any underwriter, the Company shall make available for inspection by (i) any Investor, (ii) Legal Counsel, (iii) any underwriter participating in any disposition pursuant to the Registration Statement, (iv) legal counsel representing any such underwriter with respect to any disposition pursuant to the Registration Statement and (v) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”) all pertinent financial, corporate and other records (collectively, the “Records”) as shall be reasonably deemed necessary by each Inspector to fulfill a due diligence obligation by such Investor or underwriter, and cause the Company’s chief executive officer, chief financial officer, executive vice presidents and secretary to be reasonably available to the Inspectors for questions regarding the Records and to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to any other Inspector that is subject to its own confidentiality agreement) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (x) the release of such Records is ordered pursuant to a subpoena or order from a court or government body of competent jurisdiction or (y) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner that is otherwise consistent with this Agreement and the other Transaction Documents, applicable laws and regulations.

(k)           The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or order from a court or government body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or government body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(l)           The Company shall use its reasonable best efforts to (i) cause all the Registrable Securities covered by the Registration Statement to be listed or quoted on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed or quoted, and (ii) without limiting the generality of the foregoing, arrange for at least three market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 6(l).

(m)           The Company shall cooperate with the Investors that hold Registrable Securities being offered and the underwriters, if any, and, to the extent applicable pursuant to the Transaction Documents, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(n)           If requested by an Investor, and to the extent not inconsistent with the 1933 Act or the 1934 Act or other applicable law, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold by such Investor, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(o)           The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(p)           The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)           Within two (2) Business Days after the Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A, provided, that if the Company changes its transfer agent, it shall timely deliver any previously delivered notices under this Section 6(q) and any subsequent notices to such new transfer agent.

(r)           Notwithstanding anything to the contrary herein, at any time after the Effective Date, upon the occurrence of any event or circumstance which necessitates the making of any changes in the Registration Statement or related prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that (i) in the case of the Registration Statement, it will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading or, (ii) in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, a suspension pursuant to a Suspension Notice delivered by the Company pursuant to Section 6(g) will not trigger any payment or liability for payment by the Company of any Registration Delay Payments otherwise payable or owing by the Company pursuant to Section 5 of this Agreement (a “Grace Period”); provided, that the Company shall (x) promptly notify the Investors in writing of the existence of a Grace Period in conformity with the provisions of this Section 6(r) and the date on which the Grace Period will begin, and (y) as soon as such date may be determined, promptly notify the Investors in writing of the date on which the Grace Period ends; and, provided, further, that no Grace Period shall exceed twenty-five (25) consecutive days and during any three hundred sixty five (365) day period, such Grace Periods shall not exceed an aggregate of seventy-five (75) days, and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each Grace Period satisfying all such requirements, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (x) and shall end on and include the later of the date the Investors receive the notice referred to in clause (y) and the date referred to in such notice. For the avoidance of doubt, no Maintenance Failure shall occur as a result of an Allowable Grace Period. The provisions of Section 6(h) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 6(g) with respect to the information giving rise thereto unless such material non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Financing Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of the Suspension Notice related to the Grace Period and for which the Investor has not yet settled.

(s)           The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the Effective Date of the applicable Registration Statement.

(t)           The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

(u)           To the extent not made by the underwriters in the case of an underwritten offering, the Company shall make such filings with FINRA, pursuant to FINRA Rule 5110 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including promptly responding to any comments received from FINRA.

(v)           The Company shall not register any of its securities for sale for its own account (other than for issuance to employees, directors and consultants, of the Company under an employee benefit plan or for issuance in a business combination transaction), except pursuant to a firm commitment underwritten public offering.  Except pursuant to this Agreement, the Company shall not file any Registration Statement (other than on Form S-8) with the SEC prior to the date that the Initial Registration Statement is declared effective by the SEC.  Except pursuant to this Agreement, the Company shall not file any Registration Statement (other than on Form S-8) with the SEC after the Subsequent Closing Date and prior to the date that the Registration Statement filed pursuant to Section 2(b) is declared effective by the SEC.  Promptly following the First Restated Closing Date, the Company shall terminate and withdraw any Registration Statements (other than on Form S-8) that are effective as of the First Restated Closing Date.

(w)           The Company shall enter into such customary agreements (including, in the case of underwritten offering, an underwriting agreement) and take such other actions as the any of the Investors or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities covered by a Registration Statement.

7.           OBLIGATIONS AND COVENANTS OF THE INVESTORS.

(a)           Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has not elected to include any of such Investor’s Registrable Securities in such Registration Statement pursuant to Section 4 hereof.  It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities.

(b)           Each Investor agrees that, upon receipt of any Suspension Notice from the Company, such Investor will discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(g) or receipt of notice from the Company in writing that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Financing Agreement in connection with any sale of Registrable Securities under any of the circumstances described in the last sentence of Section 6(r).

(c)           Upon a request by the Company, each Investor will, as soon as practicable, but in no event later than two (2) Business Days after such request, notify the Company whether such Investor continues to hold Registrable Securities.

8.           EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions or other charges of any broker-dealer acting on behalf of the Investors, incurred in connection with registrations, filings or qualifications pursuant to Sections 2, 4, 5 and 6, including all registration, listing and qualifications fees, printers and accounting fees and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registrations, filings or qualifications pursuant to Sections 2, 4, 5 and 6 of this Agreement, up to an aggregate of $35,000 per registration hereunder.

9.           INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement (provided, that for the purpose of this Section 9, the term “Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, summary prospectus, exhibit, supplement or amendment included in or relating to, and. any document incorporated or deemed to be incorporated by reference in, the Registration Statement as such term is defined in Section 1(p) under this Agreement:

(a)           The Company agrees to indemnify, hold harmless and defend each Investor, the directors, officers, partners, managers, members, investment managers, employees, affiliates, agents and representatives of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (if such settlement is effected with the written consent of the party from which indemnification is sought, which consent shall not be unreasonably withheld, conditioned or delayed) or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened (“Indemnified Damages”), to which any of them may become subject insofar as such Claim (or actions or proceedings, whether commenced or threatened, in respect thereof) or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, including any preliminary prospectus, summary prospectus, free writing prospectus or final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC, and including all information incorporated by reference therein), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any breach or violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 9(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(a): (x) shall not apply to a Claim or Indemnified Damages sought by an Indemnified Person to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 12.

(b)           In connection with any Registration Statement in which an Investor’s Registrable Securities are included, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act (each, an “Indemnified Party”), to the same extent and in the same manner as is set forth in Section 9(a) with respect to the Indemnified Persons, against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon: (i) any Violation, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the preparation of the Registration Statement or any amendment thereof or supplement thereto; or (ii) the use by such Investor of an outdated or defective prospectus after the Company has notified such Investor in writing that the prospectus is outdated or defective; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 9(b) and the agreement with respect to contribution contained in Section 10 shall not apply to amounts paid in settlement of any Claim or Indemnified Damages if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, further, that an Investor shall be liable under this Section 9(b) (and otherwise with respect to a Violation) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 12.

(c)           Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9 of the written threat of or notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 9, promptly deliver to the indemnifying party a written notice of the written threat of or notice of the commencement of such action or proceeding. In case any such action or proceeding is brought against any Indemnified Party or Indemnified Person and such Indemnified Party or Indemnified Person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Party or Indemnified Person shall have the right to retain its own counsel with the fees and expenses of such counsel for such Indemnified Party or Indemnified Person (as applicable) to be paid by the indemnifying party if the defendants in any such action or proceeding include both the Indemnified Party or Indemnified Person, on the one hand, and the indemnifying party, on the other hand, and the Indemnified Party or Indemnified Person (as applicable) shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that the representation by such counsel of the Indemnified Person or Indemnified Party (as applicable) and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding and/or that there may be legal defenses available to it and/or any other Indemnified Party or Indemnified Person which are different from or additional to those available to the indemnifying party; provided, further, that the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for all such Indemnified Persons or Indemnified Parties. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority of the Registrable Securities included in the Registration Statement to which the Claim or Indemnified Damages relate. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or proceeding or Claim or Indemnified Damages by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or proceeding or Claim or Indemnified Damages. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as applicable) of a full release from all liability with respect to such Claim or Indemnified Damages. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 9, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action or proceeding as a result of such failure.

(d)           No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to indemnification from any Person who is not guilty of such fraudulent misrepresentation.

(e)           The indemnification required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(f)           The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law. Notwithstanding the foregoing, in the event that any of the provisions of Section 13.12 of the Financing Agreement and this Section 9 may be deemed to both be applicable to any of the same losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, the provisions of this Section 9 shall control and such provisions of Section 13.12 of the Financing Agreement shall be inoperative.

10.           CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to, in lieu of indemnifying such Indemnified Person or Indemnified Party, as applicable, make the maximum contribution. with respect to any amounts for which it would otherwise be liable under Section 9 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 9 of this Agreement; (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement, less the amount of any damages that such Investor has otherwise been required to pay in connection with such sale.

11.           REPORTS UNDER THE 1934 ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), at all times during which there are shares of Registrable Securities outstanding that have not been previously (i) sold to or through a broker or dealer or underwriter in a public distribution or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act under Section 4(1) thereof, in the case of either clause (i) or clause (ii) in such a manner that, upon the consummation of such sale, all transfer restrictions and restrictive legends with respect to such shares are removed upon the consummation of such sale, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act, so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)           furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

12.           ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee or assignee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the applicable provisions contained herein; and (v) such transfer or assignment shall have, been made in accordance with the applicable requirements of the Financing Agreement, including those in Section 6.4 thereof.

13.           AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either, retroactively or prospectively) only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the Investors.

14.           MISCELLANEOUS.

(a)           A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities (or the Notes or other securities upon exercise, conversion or exchange of which such Registrable Securities are issuable).  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities (or the Notes or other securities upon exercise, conversion or exchange of which such Registrable Securities are issuable).

(b)           Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Unigene Laboratories, Inc. 110 Little Falls Road Fairfield, New Jersey 07004 Telephone: (973) 265-1100 Facsimile: (973) 335-0972 Attention: Chief Executive Officer and General Counsel

with a copy (for informational purposes only) to:

Reed Smith LLP 136 Main Street, Suite 250 Princeton, New Jersey 08540 Telephone: (609) 514-8544 Facsimile: (609) 951-0824 Attention: Edward P. Bromley, III, Esq.

If to Legal Counsel:

Katten Muchin Rosenman LLP 525 West Monroe Street Chicago, Illinois 60661 Telephone: (312) 902-5297 Facsimile: (312) 902-1061 Attention: Mark R. Grossmann, Esq. and Mark D. Wood, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on such Schedule of Buyers, or in any case to such other address and/or facsimile number and/or to the attention of such other individual as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.  Notwithstanding the foregoing, the company or its counsel may transmit versions of any Registration Statement (or any amendments or supplements thereto) to Legal Counsel in satisfaction of its obligations under Sections 6(c) and (d) to permit Legal Counsel to review such Registration Statement prior to filing (and solely for such purpose) by email to mark.wood@kattenlaw.com (or such other e-mail address as has been provided for such purpose by Legal Counsel) and provided that delivery and receipt of such transmission shall be confirmed by electronic, telephonic or other means.

(c)           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of Chicago for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)           This Agreement, the other Transaction Documents and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)           Subject to the requirements of Section 12, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)           The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.

(i)           Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)           All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(k)           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)           Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity.

(m)           This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 9(a) and (b), each Indemnified Person and Indemnified Party, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)           The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415), and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.

(o)           The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(p)           Unless the context otherwise requires, (a) all references to Sections, Exhibits or Annexes are to Sections, Exhibits or Annexes contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (c) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

* * * * *

IN WITNESS WHEREOF, each Buyer and the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

UNIGENE LABORATORIES, INC.

By:	/s/ Ashleigh Palmer
Name:	Ashleigh Palmer
Title:	Chief Executive Officer

[Signature Page to Second Amended and Restated Registration Rights Agreement]

BUYERS:

VICTORY PARK CREDIT OPPORTUNITIES, L.P.

By:	Victory Park Capital Advisors, LLC, its investment manager

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	General Counsel

VPC FUND II, L.P.

By:	Victory Park Capital Advisors, LLC, its investment manager

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	General Counsel

VPC INTERMEDIATE FUND II (CAYMAN), L.P.

By:	Victory Park Capital Advisors, LLC, its investment manager

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	General Counsel

VICTORY PARK CREDIT OPPORTUNITIES INTERMEDIATE FUND, L.P.

By:	Victory Park Capital Advisors, LLC, its investment manager

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	General Counsel

[Signature Page to Second Amended and Restated Registration Rights Agreement]

SCHEDULE OF BUYERS

Buyer	Buyer’s Address and Facsimile Number	Buyer’s Representative’s Address and Facsimile Number

Victory Park Credit Opportunities, L.P.	227 W. Monroe Street, Suite 3900 Chicago, IL 60606 Attention: Scott Zemnick, Esq. Facsimile: 312.701.0794 Telephone: 312.705.2786	Katten Muchin Rosenman LLP 525 West Monroe Street, Suite 1900 Chicago, Illinois 60661 Telephone: 312.902.5297 Facsimile: 312.577.4408 Attention: Mark D. Wood, Esq.
VPC Fund II, L.P.	227 W. Monroe Street, Suite 3900 Chicago, IL 60606 Attention: Scott Zemnick, Esq. Facsimile: 312.701.0794 Telephone: 312.705.2786	Katten Muchin Rosenman LLP 525 West Monroe Street, Suite 1900 Chicago, Illinois 60661 Telephone: 312.902.5297 Facsimile: 312.577.4408 Attention: Mark D. Wood, Esq.
VPC Intermediate Fund II (Cayman), L.P.	c/o Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, KY1 9005 Cayman Islands Attention: Scott Zemnick, Esq. Facsimile: 312.701.0794 Telephone: 312.705.2786	Katten Muchin Rosenman LLP 525 West Monroe Street, Suite 1900 Chicago, Illinois 60661 Telephone: 312.902.5297 Facsimile: 312.577.4408 Attention: Mark D. Wood, Esq.
Victory Park Credit Opportunities Intermediate Fund, L.P.	c/o Walkers SPV Limited Walker House, 87 Mary Street George Town, Grand Cayman, KY1 9005 Cayman Islands Attention: Scott Zemnick, Esq. Facsimile: 312.701.0794 Telephone: 312.705.2786	Katten Muchin Rosenman LLP 525 West Monroe Street, Suite 1900 Chicago, Illinois 60661 Telephone: 312.902.5297 Facsimile: 312.577.4408 Attention: Mark D. Wood, Esq.

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
Attention: Evette Arango

Re: Unigene Laboratories, Inc.

Ladies and Gentlemen:

[We are][I am] [Chief Executive Officer][General Counsel][counsel] to Unigene Laboratories, Inc., a Delaware corporation (the “Company”), and [I am writing this notice][have represented the Company] in connection with that certain Amended and Restated Financing Agreement, dated as of March 16, 2010 (as amended, the “Financing Agreement”), entered into by and among the Company, Victory Park Management, LLC, as administrative agent and collateral agent, and the lender(s) named therein (collectively, the “Holders”), pursuant to which the Company has issued to the Holders senior secured notes (the “Notes”), which Notes are convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). In connection with the Financing Agreement, the Company also has entered into a Second Amended and Restated Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company has agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on [ENTER DATE OF FILING], the Company filed a Registration Statement on Form [S-__] (File No. 333-                    ) (the “Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Unless you are otherwise specifically informed by the Company or counsel to the Company on its behalf, this letter shall serve as our standing advice to you that the shares of Common Stock registered pursuant to the Registration Statement are currently freely transferable by the Holders pursuant to the Registration Statement, and you need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders or the transferees of the Holders, as the case may be, as contemplated by the Company’s Irrevocable Transfer Agent Instructions, dated March 17, 2010 and September 21, 2012.

Very truly yours,

[Unigene Laboratories, Inc.]

[By:________________________]

[Title:][Chief Executive Officer][General Counsel]

[ISSUER’S COUNSEL]

cc: Victory Park Management, LLC

ANNEX I

PLAN OF DISTRIBUTION

We are registering the shares of common stock to permit the resale of these shares of common stock by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected from time to time pursuant to one or more of the following methods, which may involve crosses or block transactions:

•	on any national securities exchange or U.S. inter-dealer quotation system of a registered national securities association on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	public or privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions, and to return borrowed shares in connection with such short sales, provided, that the short sales are made after the registration statement is declared effective. The selling stockholders may also loan or pledge shares of common stock to broker-dealers in connection with bona fide margin accounts secured by the shares of common stock, which shares broker-dealers could in turn sell if the selling stockholders default in the performance of their respective secured obligations.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if any of them defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act of 1933. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any underwriters, broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, and the rules and regulations thereunder, including, without limitation, Regulation M of the Securities Exchange Act of 1934, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that the selling stockholders will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including liabilities under the Securities Act of 1933, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act of 1933, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 8% of the proceeds from any offering of the shares of our common stock pursuant to this prospectus and any applicable prospectus supplement.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Any shares covered by this prospectus that qualify for sale pursuant to Rule 144 of the Securities Act of 1933 may be sold under Rule 144, rather than pursuant to this prospectus.